Exhibit 32.1

                             HIBSHMAN OPTICAL CORP.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report of Hibshman Optical Corp. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), I, Pasquale Catizone, President and Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ PASQUALE CATIZONE
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Pasquale Catizone
Chairman and Chief Executive Officer
November 21, 2005